Exhibit 10.1

THIRD AMENDMENT TO

CREDIT AGREEMENT, DEEDS OF TRUST AND

ASSIGNMENTS OF RENTS AND LEASES, PLEDGE AGREEMENT,

PLEDGE AGREEMENT OF PARTNERSHIP INTERESTS

(LIMITED PARTNERSHIP INTERESTS), AND CONTINUING GUARANTY

BY AND AMONG

ACR GROUP, INC.

as Borrower,

and

WELLS FARGO BANK, NATIONAL ASSOCIATION

as Lender

and

SUBSIDIARIES OF BORROWER

Listed on the Signature Pages Hereto

Effective as of September 13, 2006

Execution Copy

-i-

Execution Copy

THIRD AMENDMENT TO

CREDIT AGREEMENT, DEEDS OF TRUST AND

ASSIGNMENTS OF RENTS AND LEASES, PLEDGE AGREEMENT,

PLEDGE AGREEMENT OF PARTNERSHIP INTERESTS

(LIMITED PARTNERSHIP INTERESTS), AND CONTINUING GUARANTY

This THIRD AMENDMENT TO CREDIT AGREEMENT, DEEDS OF TRUST AND ASSIGNMENTS OF RENTS AND LEASES, PLEDGE AGREEMENT, PLEDGE AGREEMENT OF PARTNERSHIP INTERESTS (LIMITED PARTNERSHIP INTERESTS), AND CONTINUING GUARANTY (this “Amendment”) executed effective as of the 13th day of September, 2006 (the “Effective Date”), is entered into by and among ACR GROUP, INC., a corporation formed under the laws of the State of Texas (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION (together with its successors and assigns, “Lender”), and the Subsidiaries of Borrower set forth on the signature pages hereto (collectively, the “Guarantors”).

R E C I T A L S:

A. Borrower and Lender are parties to that certain Credit Agreement dated as of September 7, 2004 (as amended, amended and restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which Lender agreed, subject to certain terms and conditions, to extend credit to Borrower.

B. Pursuant to the terms and conditions of the Credit Agreement, Borrower executed and delivered to Lender, among other things, (i) that certain Term Loan Note dated as of September 7, 2004 in an original principal amount of $5,000,000.00 (the “Term Note”), (ii) that certain Line of Credit Note dated as of September 7, 2004 in the maximum principal amount of $30,000,000.00, (iii) that certain Restated Line of Credit Note dated as of August 31, 2005 in the maximum principal amount of $35,000,000.00, and (iv) that certain Second Amended and Restated Line of Credit Note dated June 14, 2006 in the maximum principal amount of $40,000,000 (the line of credit notes referred to in the foregoing clauses (i) – (iv), the “Existing Line of Credit Notes”).

C. In connection with its execution of the Credit Agreement and in order to secure Borrower’s obligations governed thereby, including, without limitation, under the Term Note and the Existing Line of Credit Notes and all other promissory notes now or hereafter executed in connection with the Credit Agreement, Borrower, Subsidiaries of Borrower, and Lender (as applicable) entered into, among other documents, (i) that certain Deed of Trust and Assignment of Rents and Leases dated as of September 7, 2004 by Lifetime Filter, Inc., a Texas corporation and Subsidiary of Borrower as Grantor, and Danny Oliver as Trustee for the benefit of Lender and that certain Deed of Trust and Assignment of Rents and Leases dated June 14, 2006 executed by Lifetime Filter, Inc., a Texas corporation and Subsidiary of Borrower as Grantor and Danny Oliver as Trustee for the benefit of Lender (collectively, the “Katy Deed of Trust”), (ii) that certain Deed of Trust and Assignment of Rents and Leases dated as of September 7, 2004 by ACR Supply, Inc., a Texas corporation and Subsidiary of Borrower as Grantor, and Danny Oliver as Trustee for the benefit of Lender and that certain Deed of Trust and Assignment

Execution Copy

of Rents and Leases dated as of June 14, 2006 by ACR Supply, L.P., a Texas limited partnership and Subsidiary of Borrower as Grantor, and Danny Oliver as Trustee for the benefit of Lender (collectively, the “Pasadena Deed of Trust”), (iii) that certain Pledge Agreement dated as of September 7, 2004 from Borrower to Lender, that certain Amended and Restated Pledge Agreement from Borrower to Lender (collectively, the “Pledge Agreement”), (iv) that certain Pledge Agreement of Partnership Interests (Limited Partnership Interests) made by ACR Supply, LLC, a Nevada limited liability company, Westbrook GP, LLC, a Texas limited liability Company, and Heating and Cooling Supply, LLC, a Nevada limited liability company, to Lender (the “Pledge Agreement of Partnership Interests”) and (v) and that certain Continuing Guaranty dated as of September 7, 2004, executed by the Subsidiaries signatory thereto in favor of Lender and that certain Continuing Guaranty dated June 14, 2006 executed by the Guarantors and joined in by the Borrower (collectively the “Guaranty”, and together with the Katy Deed of Trust, the Pasadena Deed of Trust the Pledge Agreement, and the Pledge Agreement of Partnership Interests, the “Affected Security Documents”);

D. Borrower has requested, and upon, and subject to, the terms and provisions hereof, of the Credit Agreement and of the other Loan Documents, Lender has agreed, to increase the line of credit under the Credit Agreement to a maximum principal amount of $45,000,000 at any one time outstanding; and

E. In connection therewith, Borrower, Lender and the Guarantors have agreed to amend the Credit Agreement and the Affected Security Documents; Borrower has agreed to execute and deliver to Lender a Third Amended and Restated Line of Credit Note dated as of the date hereof with a face amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00) payable to the order of Lender (the “Third Amended and Restated Line of Credit Note” and together with the Existing Line of Credit Notes and the Term Note, the “Notes”); and Guarantors have agreed to amend, and ratify, the Guaranty, all in the particulars hereinafter provided.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CONSTRUCTION

Section 1.01 Defined Terms. Terms used herein without definition (including, without limitation, in the Recitals hereof) shall have the meanings respectively assigned to such terms in the Credit Agreement.

Section 1.02 Other Provisions. (a) The words “hereby”, “herein”, “hereinafter”, “hereof”, “hereto” and “hereunder” when used in this Amendment shall refer to this Amendment as a whole and not to any particular Article, Section, subsection or provision of this Amendment, unless provided to the contrary.

(b) Section, subsection and Exhibit references herein are to such Sections, subsections and Exhibits to this Amendment unless otherwise specified.

Execution Copy

(c) Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Words denoting gender shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise expressed.

ARTICLE II

AMENDMENTS TO CREDIT AGREEMENT

Borrower and Lender agree that the Credit Agreement is hereby amended, effective as of the Effective Date, in the following particulars:

Section 2.01 Amendments to Section 1.1 – DEFINITIONS. (a) The definitions of “Line of Credit Note” and of “Loan Documents” set forth in Section 1.1(a) of the Credit Agreement, are hereby respectively amended in their entirety to read as follows:

“Line of Credit Note” means (i) that certain Third Amended and Restated Line of Credit Note dated as of September 13, 2006 made by Borrower payable to the order of the Bank in the maximum principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00), (ii) that certain Second Amended and Restated Line of Credit Note dated as of June 14, 2006 made by Borrower payable to the order of the Bank in the maximum principal amount of Forty Million and 00/100 Dollars ($40,000,000.00), (iii) that certain Restated Line of Credit Note dated as of August 31, 2005 made by Borrower payable to the order of the Bank in the maximum principal amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00), and (iv) that certain Line of Credit Note dated as of September 7, 2004 made by Borrower payable to the order of the Bank in the maximum principal amount of Thirty Million and 00/100 Dollars ($30,000,000.00), and any amendments and modifications to any of the foregoing, any substitutions therefor, and any replacements, restatements, renewals or extensions , in whole or in part, of any of the foregoing.

“Loan Documents” means, collectively, this Agreement, the Term Loan Note, the Line of Credit Note, the Guaranty, the Security Agreement, the Pledge Agreement, the Pledge Agreement of Partnership Interests, the Deeds of Trust, the First Amendment, the Second Amendment and the Third Amendment and each other document, instrument, certificate and agreement now or hereafter executed and delivered by the Borrower or any Subsidiary thereof, including, without limitation, any and all interest rate swap or similar agreements, in connection with this Agreement or otherwise referred to herein or contemplated hereby, all as may be amended, restated, amended and restated, supplemented, renewed, extended or otherwise modified from time to time and including any document instrument or other agreement given in renewal or substitution for any of the foregoing.

Execution Copy

(b) Section 1.1(a) of the Credit Agreement is hereby amended by adding the following definition thereto:

“Third Amendment” means that certain Third Amendment to Credit Agreement, Deeds of Trust and Assignments of Rents and Leases, Pledge Agreement, Pledge Agreement of Partnership Interests (Limited Partnership Interests), and Continuing Guaranty dated as of September 13, 2006 by and among Borrower, the Subsidiaries and Bank.

Section 2.02 Amendments to Section 1.2 – LINE OF CREDIT. Section 1.2(a) of the Credit Agreement is hereby amended by deleting the first sentence of Section 1.2(a) and replacing it with the following sentence:

“Subject to the terms and conditions of this Agreement, Bank hereby agrees to make advances to Borrower from time to time up to and including the Termination Date (howsoever occurring), in an aggregate principal amount not to exceed at any time outstanding Forty-Five Million and 00/100 Dollars ($45,000,000.00) (“Line of Credit”), the proceeds of which shall be used only for general business purposes of the Borrower and its Subsidiaries, including working capital and routine capital expenditures made in the ordinary course of business, the repurchase of Stock as set forth in Section 5.10 below, and for no other purpose.”

ARTICLE III

AMENDMENTS TO KATY DEED OF TRUST

AND PASADENA DEED OF TRUST

Section 3.01 Amendment to Katy Deed of Trust. The Katy Deed of Trust is hereby amended by deleting Section 2.1(a) in its entirety and replacing it with the following:

“(a) payment to Beneficiary of all sums at any time owing and performance of all other obligations arising under or in connection with that certain (i) Line of Credit Note dated as of September 7, 2004, in the maximum principal amount of Thirty Million and 00/100 Dollars ($30,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2006 (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Line of Credit Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Line of Credit Note, whether or not specifically referenced therein, (ii) Restated Line of Credit Note dated as of August 31, 2005 in the maximum principal amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2007 (as renewed, extended, amended, restated, modified or supplemented from time to time and including all

Execution Copy

instruments given in substitution or replacement thereof, the “Restated Line of Credit Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Restated Line of Credit Note, whether or not specifically referenced therein, (iii) Second Amended and Restated Line of Credit Note dated as of June 14, 2006 in the maximum principal amount of Forty Million and 00/100 Dollars ($40,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2008 (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Second Amended and Restated Line of Credit Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Second Amended and Restated Line of Credit Note, whether or not specifically referenced therein, (iv) Third Amended and Restated Line of Credit Note dated as of September 13, 2006 in the maximum principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2008 (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Third Amended and Restated Line of Credit Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Third Amended and Restated Line of Credit Note, whether or not specifically referenced therein, and (v) the Term Loan Note dated as of September 7, 2004 in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2008, as amended (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Term Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Term Loan Note, whether or not specifically referenced therein (the Line of Credit Note, the Restated Line of Credit Note, the Second Amended and Restated Line of Credit Note, the Third Amended and Restated Line of Credit Note and the Term Loan Note, collectively, the “Notes”) and all other obligations arising under or pursuant to that certain Credit Agreement dated as of September 7, 2004 by and between Beneficiary and said ACR Group, Inc., as amended from time to time (the “Credit Agreement”), pursuant to which the Notes are executed or any of the other “Loan Documents” (as defined in the Credit Agreement).”

Section 3.02 Amendment to Pasadena Deed of Trust. The Pasadena Deed of Trust is hereby amended by deleting Section 2.1(a) in its entirety and replacing it with the following:

“(a) payment to Beneficiary of all sums at any time owing and performance of all other obligations arising under or in connection with that

Execution Copy

certain (i) Line of Credit Note dated as of September 7, 2004, in the maximum principal amount of Thirty Million and 00/100 Dollars ($30,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2006 (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Line of Credit Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Line of Credit Note, whether or not specifically referenced therein, (ii) Restated Line of Credit Note dated as of August 31, 2005 in the maximum principal amount of Thirty-Five Million and 00/100 Dollars ($35,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2007 (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Restated Line of Credit Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Restated Line of Credit Note, whether or not specifically referenced therein, (iii) Second Amended and Restated Line of Credit Note dated as of June 14, 2006 in the maximum principal amount of Forty Million and 00/100 Dollars ($40,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2008 (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Second Amended and Restated Line of Credit Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Second Amended and Restated Line of Credit Note, whether or not specifically referenced therein, (iv) Third Amended and Restated Line of Credit Note dated as of September 13, 2006 in the maximum principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2008 (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Third Amended and Restated Line of Credit Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection with the credit accommodation evidenced by the Third Amended and Restated Line of Credit Note, whether or not specifically referenced therein, and (v) the Term Loan Note dated as of September 7, 2004 in the maximum principal amount of Five Million and 00/100 Dollars ($5,000,000.00), with interest as provided therein, executed by ACR Group, Inc. and payable to Beneficiary or its order, and maturing on August 31, 2008, as amended (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Term Note”), together with the payment and performance of any other indebtedness or obligations incurred in connection

Execution Copy

with the credit accommodation evidenced by the Term Loan Note, whether or not specifically referenced therein (the Line of Credit Note, the Restated Line of Credit Note, the Second Amended and Restated Line of Credit Note, the Third Amended and Restated Line of Credit Note and the Term Loan Note, collectively, the “Notes”) and all other obligations arising under or pursuant to that certain Credit Agreement dated as of September 7, 2004 by and between Beneficiary and said ACR Group, Inc., as amended from time to time (the “Credit Agreement”), pursuant to which the Notes are executed or any of the other “Loan Documents” (as defined in the Credit Agreement).”

ARTICLE IV

AMENDMENT TO PLEDGE AGREEMENT

Section 4.01 Amendment to Preliminary Statements. (a) The Pledge Agreement is hereby amended by deleting in its entirety the second paragraph of the Preliminary Statements set forth therein and replacing the same with the following:

“WHEREAS, Pledgor and Lender have entered into that certain Credit Agreement dated as of September 7, 2004, as amended (as may be further amended, restated, supplemented or otherwise modified from time to time the “Credit Agreement”), pursuant to which Lender has agreed to extend to Pledgor (i) a revolving line of credit in an aggregate principal amount not to exceed at any time outstanding Forty-Five Million and 00/100 Dollars ($45,000,000.00) (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Line of Credit”) and (ii) a term loan in an amount equal to Five Million and 00/100 Dollars ($5,000,000.00) (the “Term Loan”) under the terms, and subject to the conditions, set forth in the Credit Agreement and, as applicable, the Line of Credit Note dated September 7, 2004 in the maximum principal amount of $30,000,000.00 executed by Pledgor payable to the order of Lender (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Line of Credit Note”), the Restated Line of Credit Note dated August 31, 2005 in the maximum principal amount of $35,000,000.00 executed by Pledgor payable to the order of Lender (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Restated Line of Credit Note”), the Second Amended and Restated Line of Credit Note dated June 14, 2006 in the maximum principal amount of $40,000,000.00 executed by Pledgor payable to the order of Lender (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Second Amended and Restated Line of Credit Note”), the Third Amended and Restated Line of Credit Note dated September 13, 2006 in the maximum principal amount of $45,000,000.00 executed by Pledgor payable to the order of Lender (as renewed, extended, amended, restated, modified or supplemented from time to time and including all

Execution Copy

instruments given in substitution or replacement thereof, the “Third Amended and Restated Line of Credit Note”) and the Term Loan Note dated September 7, 2004, in the original principal amount of $5,000,000.00 executed by Pledgor payable to the order of Lender, as amended (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Term Note” and together with the Line of Credit Note, the Restated Line of Credit Note, the Second Amended and Restated Line of Credit Note and the Third Amended and Restated Line of Credit Note, the “Notes”).”

(b) The Pledge Agreement is hereby amended by deleting in its entirety the fifth paragraph of the Preliminary Statements set forth therein and replacing the same with the following:

“WHEREAS, Borrower has requested that Bank increase the line of credit under the Credit Agreement to Forty-five Million and 00/100 Dollars ($45,000,000.00).”

ARTICLE V

AMENDMENT TO PLEDGE AGREEMENT OF PARTNERSHIP INTERESTS

(LIMITED PARTNERSHIP INTERESTS)

Section 5.01 Amendment to Preliminary Statements. (a) The Pledge Agreement of Partnership Interests (Limited Partnership Interests) is hereby amended by deleting the fourth paragraph of the Preliminary Statements set forth therein in its entirety and replacing the same with the following:

“WHEREAS, Pledgor and Lender have entered into that certain Credit Agreement dated as of September 7, 2004, as amended (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Lender has agreed to extend to Pledgor (i) a revolving line of credit in an aggregate principal amount not to exceed at any time outstanding Forty-Five Million and 00/100 Dollars ($45,000,000.00) (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Line of Credit”) and (ii) a term loan in an amount equal to Five Million and 00/100 Dollars ($5,000,000.00) (the “Term Loan”) under the terms, and subject to the conditions, set forth in the Credit Agreement and, as applicable, the Line of Credit Note dated September 7, 2004 in the maximum principal amount of $30,000,000.00 executed by Pledgor payable to the order of Lender (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Line of Credit Note”), the Restated Line of Credit Note dated August 31, 2005 in the maximum principal amount of $35,000,000.00 executed by Pledgor payable to the order of Lender (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in

Execution Copy

substitution or replacement thereof, the “Restated Line of Credit Note”), the Second Amended and Restated Line of Credit Note dated June 14, 2006 in the maximum principal amount of $40,000,000.00 executed by Pledgor payable to the order of Lender (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Second Amended and Restated Line of Credit Note”), the Third Amended and Restated Line of Credit Note dated September 13, 2006 in the maximum principal amount of $45,000,000.00 executed by Pledgor payable to the order of Lender (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Third Amended and Restated Line of Credit Note”) and the Term Loan Note dated September 7, 2004, in the original principal amount of $5,000,000.00 executed by Pledgor payable to the order of Lender, as amended (as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof, the “Term Note” and together with the Line of Credit Note, the Restated Line of Credit Note, the Second Amended and Restated Line of Credit Note and the Third Amended and Restated Line of Credit Note, the “Notes”).”

(b) The Pledge Agreement of Partnership Interests (Limited Partnership Interests) is hereby amended by deleting in its entirety the eighth paragraph of the Preliminary Statements set forth therein and replacing the same with the following:

“WHEREAS, Borrower has requested that Bank increase the line of credit under the Credit Agreement to Forty-five Million and 00/100 Dollars ($45,000,000.00).”

ARTICLE VI

AMENDMENTS TO GUARANTY

Section 6.01 Amendment to Paragraph 1. (a) The Guaranty is hereby amended by deleting the second sentence of Paragraph 1 in its entirety and replacing it with the following:

“The term “Indebtedness” is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrower, heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable including, without limitation, all “Obligations” as said term is defined in that certain Credit Agreement dated as September 7, 2004 by and between Borrower and Bank as amended, amended and restated, modified, supplemented or extended from time to time, including, without limitation, by that certain First Amendment to Credit Agreement, Term Loan Note, Line of Credit Note, Security Agreement, Deeds of

Execution Copy

Trust and Assignments of Rents and Leases, Pledge Agreement and Continuing Guaranty dated effective as of August 31, 2005 by and among Bank, Borrower and the Subsidiaries of Borrower therein set forth, that certain Second Amendment to Credit Agreement and Term Note executed effective as of June 14, 2006, by and between Bank and Borrower, and that certain Third Amendment to Credit Agreement, Deeds of Trust and Assignments of Rents and Leases, Pledge Agreement, Pledge Agreement of Partnership Interests (Limited Partnership Interests), and Continuing Guaranty by and between Bank and Borrower and, including, without limitation all indebtedness owing by Borrower to Bank pursuant to that certain (i) Line of Credit Note dated as of September 7, 2004 in the maximum principal amount of $30,000,000.00, (ii) Restated Line of Credit Note dated as of August 31, 2005 in the maximum amount of $35,000,000.00, (iii) Second Amended and Restated Line of Credit Note dated as of June 14, 2006 in the maximum principal amount of $40,000,000.00, (iv) Third Amended and Restated Line of Credit Note dated as of September 13, 2006 in the maximum principal amount of $45,000,000.00, and (v) that certain Term Note dated as of September 7, 2004 in the original principal amount of $5,000,000.00, as amended, each of the foregoing as renewed, extended, amended, restated, modified or supplemented from time to time and including all instruments given in substitution or replacement thereof.”

(b) Amendment to Paragraph 2. The Guaranty is hereby further amended by deleting the first sentence of Paragraph 2 in its entirety and replacing it with the following:

“The liability of Guarantors shall not exceed at any time the sum of Fifty Million and 00/100 Dollars ($50,000,000.00) plus all interest thereon plus costs, expenses and all other amounts owing pursuant to the Credit Agreement or any other Loan Document plus all costs and expenses pertaining to the enforcement of this Guaranty and/or the collection of the Indebtedness of the Borrower to Bank, provided that the obligations of each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.”

ARTICLE VII

CONDITIONS

Section 7.01 Loan Documents. Lender shall have received:

(a) multiple original counterparts of this Amendment executed and delivered by a duly authorized officer of Borrower; and

(b) an original Third Amended and Restated Line of Credit Note dated as of the Effective Date reflecting a maximum principal amount of Forty-Five Million and 00/100 Dollars ($45,000,000.00) payable to the order of Lender.

Execution Copy

Section 7.02 Corporate Proceedings of Borrower and Guarantors. Lender shall have received multiple copies of the resolutions, in form and substance reasonably satisfactory to Lender, of the Boards of Directors of Borrower and the Guarantors, authorizing the execution, delivery and performance of this Amendment, each such copy being attached to an original certificate of the Secretary or an Assistant Secretary of Borrower or the Guarantors, as applicable, dated as of the Effective Date, certifying (i) that the resolutions attached thereto are true, correct and complete copies of resolutions duly adopted by written consents or at meetings of the Boards of Directors, (ii) that such resolutions constitute all resolutions adopted with respect to the transactions contemplated hereby, (iii) that such resolutions have not been amended, modified, revoked or rescinded as of the Effective Date, (iv) that the respective articles of incorporation and bylaws of Borrower and the Guarantors have not been amended or otherwise modified since the effective date of the Credit Agreement, except pursuant to any amendments attached thereto, and (v) as to the incumbency and signature of the officers of Borrower or the Guarantors, as applicable, executing this Amendment.

Section 7.03 Representations and Warranties. Each of the representations and warranties made by Borrower and the Guarantors in or pursuant to the Loan Documents shall be true and correct as of the Effective Date, as if made on and as of such date.

Section 7.04 No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date.

Section 7.05 No Change.

(a) No event shall have occurred since May 31, 2006, which, in the reasonable opinion of Lender, could have a material adverse effect on the condition (financial or otherwise), business, operations or prospects of Borrower or any Guarantor.

(b) Neither Borrower nor any of its Subsidiaries shall have sold, leased or otherwise disposed of any assets or other property since May 31, 2006, except in the ordinary course of business.

(c) No charge off or write down in excess of $100,000.00 of any assets or other property of Borrower or any of its Subsidiaries reflected in the most recent financial statements of Borrower and its Subsidiaries provided to Lender shall have been taken.

Section 7.06 Security Instruments. Each of the Credit Agreement, the Security Documents, the Guaranty and all other Loan Documents shall be in full force and effect and provide to Lender the rights, remedies, benefits and security intended thereby in the case of the Credit Agreement and the Affected Security Documents, as amended and supplemented hereby.

Section 7.07 Other Instruments or Documents. Lender shall receive such other instruments or documents as it may reasonably request.

Section 7.08 Fees. All reasonable fees of Lender’s legal counsel shall be paid upon execution of this Amendment.

Execution Copy

ARTICLE VIII

MISCELLANEOUS

Section 8.01 Adoption, Ratification and Confirmation. Each of Borrower, the Guarantors and Lender does hereby adopt, ratify and confirm the Credit Agreement, the Notes and the Affected Security Documents, each as amended hereby, and acknowledges and agrees that the Credit Agreement, the Notes, and the Affected Security Documents, each as amended hereby, are and remain in full force and effect.

Section 8.02 Ratification and Affirmation of Guaranty. Each Guarantor hereby expressly (i) acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Guaranty, as amended, supplemented or otherwise modified hereby, (iii) acknowledges, renews and extends its continued liability under the Guaranty, as amended, supplemented or otherwise modified hereby and agrees that the Guaranty, as amended, supplemented or otherwise modified hereby remains in full force and effect on and after the execution and delivery of this Amendment, and (iv) guarantees, and promises to pay, to Lender, promptly when due all amounts owing or to be owing by it under the Guaranty, as amended, supplemented or otherwise modified hereby pursuant to, and in accordance with, its terms and conditions.

Section 8.03 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 8.04 Counterparts; Delivery of Telecopy Signature Pages. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable as of the Effective Date upon the execution of one or more counterparts hereof by Borrower, the Guarantors and Lender. In this regard, each of the parties hereto acknowledges that a counterpart of this Amendment containing a set of counterpart executed signature pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Amendment by each necessary party hereto and shall constitute one instrument. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of an original executed signature page of this Amendment.

Section 8.05 Entire Agreement. This Amendment constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Amendment.

Section 8.06 Invalidity. In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Execution Copy

Section 8.07 Titles of Articles, Sections and Subsections. All titles or headings to Articles, Sections, Subsections or other divisions of this Amendment or the exhibits hereto, if any, are only for the convenience of the parties and shall not be construed to have any effect or meaning with respect to the other content of such Articles, Sections, Subsections, other divisions or exhibits, such other content being controlling as the agreement among the parties hereto.

Section 8.08 Governing Law. This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the internal laws of the State of Texas.

THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE SECURITY DOCUMENTS, AS AMENDED HEREBY, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank. Signatures on Following Pages.]

Execution Copy

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the Effective Date.

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:	John Kallina
Title:	Vice President

ACR GROUP, INC.

By:
Name:	Alex Trevino, Jr.
Title:	President

ACR SUPPLY, LLC

By:
Name:	A. Stephen Trevino
Title:	President

TOTAL SUPPLY, INC.

By:
Name:	A. Stephen Trevino
Title:	Vice President

FLORIDA COOLING SUPPLY, INC.

By:
Name:	A. Stephen Trevino
Title:	Vice President

Execution Copy

HEATING AND COOLING SUPPLY, LLC

By:
Name:	A. Stephen Trevino
Title:	Vice President

VALLEY SUPPLY, INC.

By:
Name:	A. Stephen Trevino
Title:	Vice President

WEST COAST HVAC SUPPLY, INC.

By:
Name:	A. Stephen Trevino
Title:	Vice President

ETI TEXAS, INC.

By:
Name:	A. Stephen Trevino
Title:	Vice President

LIFETIME FILTER, INC.

By:
Name:	A. Stephen Trevino
Title:	Vice President

CAC DISTRIBUTORS, INC.

By:
Name:	A. Stephen Trevino
Title:	Vice President

Execution Copy

WESTBROOK GP, LLC

By:
Name:	A. Stephen Trevino
Title:	Vice President

CONTRACTORS HEATING & SUPPLY, LP

By:	Westbrook GP, LLC, its sole General Partner

By:
	Name:	A. Stephen Trevino
	Title:	Vice President

ACR SUPPLY, LP

By:	Westbrook GP, LLC, its sole General Partner

By:
	Name:	A. Stephen Trevino
	Title:	Vice President

Execution Copy